EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of Quality Systems, Inc. (the “Company”) for the year ended March 31, 2012 (the “Report”), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 25, 2012	By:	/s/ Steven T. Plochocki
Steven T. Plochocki
Chief Executive Officer
(Principal Executive Officer)

Date: May 25, 2012	By:	/s/ Paul A. Holt
Paul A. Holt
Chief Financial Officer
(Principal Accounting Officer)

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